August 30, 2013

Supplement

SUPPLEMENT DATED AUGUST 30, 2013 TO THE PROSPECTUS OF
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
Dated April 30, 2013

The following changes to the Prospectus are effective September 16, 2013:

The following replaces the "Annual Fund Operating Expenses" table and related footnotes in the section of the Prospectus entitled "Fund Summary—Fees and Expenses—Annual Fund Operating Expenses:"

	Class A	Class B	Class L*	Class I
Advisory Fee	0.42%	0.42%	0.42%	0.42%
Distribution and/or Shareholder Service (12b-1) Fee[3]	0.25%	0.31%	0.50%	None
Other Expenses	0.24%	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses[5]	0.91%	0.97%[4]	1.16%	0.66%
Fee Waiver and/or Expense Reimbursement[5]	0.04%	0.11%[4]	0.00%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[5]	0.87%	0.86%[4]	1.16%	0.65%

*  Effective February 25, 2013, Class C shares were renamed Class L shares.

(3)  The Board of Trustees approved an amendment to the Plan of Distribution reducing the distribution and shareholder services (12b-1) fee for the Fund's Class L shares from 0.75% to 0.50%, effective February 25, 2013. The Distribution and/or Shareholder Service (12b-1) Fee shown in the table above has been restated to reflect such change.

(4)  The Fund's "Distributor," Morgan Stanley Distribution, Inc., has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waiver when it deems such action is appropriate.

(5)  The Fund's "Adviser," Morgan Stanley Investment Management Inc., and its "Administrator," Morgan Stanley Services Company Inc., have agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87% for Class A, 0.86% for Class B and 0.65% for Class I. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

The following replaces the "Example" tables and related footnotes in the section of the Prospectus entitled "Fund Summary—Example:"

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$510	$691	$887	$1,452
Class B	$588	$574	$677	$1,061	**
Class L*	$118	$368	$638	$1,409
Class I	$66	$208	$362	$810

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$510	$691	$887	$1,452
Class B	$88	$274	$477	$1,061	**
Class L*	$118	$368	$638	$1,409
Class I	$66	$208	$362	$810

*  Effective February 25, 2013, Class C shares were renamed Class L shares.

**  Does not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio of Class B is currently lower than that of Class A. See "Conversion Feature" for Class B shares in "Share Class Arrangements" for more information.

The following is hereby added as the penultimate paragraph under the section of the Prospectus entitled "Fund Management:"

The Adviser and Administrator have agreed to reduce its advisory fee, its administration fee, and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 0.87% for Class A, 0.86% for Class B and 0.65% for Class I. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser and Administrator exclude from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

USGSPT-0913

August 30, 2013

Supplement

SUPPLEMENT DATED AUGUST 30, 2013 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
Dated April 30, 2013

Effective September 1, 2013, John Gernon will replace Arthur Lev as President and Principal Executive Officer of the Fund. As a result, effective September 1, 2013, the following information hereby replaces in its entirety the biographical information for Mr. Lev contained in the Fund's Statement of Additional Information:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.

*  Each officer serves an indefinite term, until his or her successor is elected.

***

Effective September 16, 2013, the following is added as the third paragraph under the section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—A. Adviser and Administrator:"

The Adviser and Administrator have agreed to reduce its advisory fee, its administration fee, and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 0.87% for Class A, 0.86% for Class B and 0.65% for Class I. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser and Administrator exclude from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.